Exhibit 10.11

                    ----------------------------------------

                                RESIDENTIAL LEASE

                    ----------------------------------------

                               WM ZEBUHR LANDLORD

                             OVATION PRODUCTS TENANT

                    ----------------------------------------

                                DATED: 10/1/2004

                    ----------------------------------------

Read the instructions and other important information on the package. When using this form you will be acting as your own attorney since Rediform, its advisors and retailers do not render legal advice or services. Rediform, its advisors and retailers assume no liability for loss or damage resulting from the use of this form.

                                RESIDENTIAL LEASE
                    FOR LOFT, APARTMENT OR PRIVATE RESIDENCE

THIS LEASE is made on the 1st day of October, 2004.

The Landlord hereby agrees to lease to the Tenant, and the Tenant hereby agrees to hire and take from the Landlord, the Leased Premises described below pursuant to the terms and conditions specified herein:

LANDLORD: WM H. ZEBUHR                      TENANT(S): OVATION PRODUCTS
          -------------------------                    -------------------------

Address:  6 SOUTHGATE DR.                   Address:   395 E. DUNSTABLE
          -------------------------                    -------------------------

          NASHUA, NH  03062                            NASHUA, NH  03062
          -------------------------                    -------------------------

1. LEASED PREMISES. The Leased Premises are those premises described as:

     BUILDING AND LAND LOCATED AT 395 EAST DUNSTABLE ROAD, NASHUA, NH 03062
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

2. TERM. Term of the Lease shall be for a term of 1 year(s) commencing on the 1ST day of OCTOBER , 2004 and ending on Midnight of the 30TH day of SEPTEMBER , 2005 . If Tenant remains in possession of the Leased Premises with the consent of the Landlord after the lease expiration date stated above, this Lease will be converted to a month-to-month Lease and each party shall have the right to terminate the Lease by giving at least one month's prior written notice to the other party.

3. RENT. The monthly rental amount for the Leased Premises is $2,500.00 per month. The rent payment must be paid by the 1ST day of each month at the Landlord's address listed above. The first month's rent is to be paid when Tenant signs this Lease. Landlord need not give notice to Tenant regarding Tenant's obligation to pay rent.

4. SECURITY DEPOSIT. Upon Tenant's execution of this Lease, Tenant shall make a security deposit of $ -0- to Landlord in order to ensure that Tenant complies with all terms and conditions of the Lease. If Tenant fully complies, Landlord will return the security deposit within NA week(s) after the date Tenant delivers possession of the Leased Premises to Landlord. If Tenant does not fully comply with the terms of the Lease, Landlord may use the security to pay amounts owed by Tenant, including damages.

5. DEFAULT/ABANDONMENT. If Tenant defaults in the payment of rent or any other term or condition of this Lease, Landlord may give Tenant written notice to cure such default. If Tenant fails to cure such default within days of receiving notice, Landlord may elect to terminate the Lease, re-enter the Leased Premises and remove the Tenant, all other occupants and their possessions.

If Tenant abandons or vacates the Leased Premises during the Term of this Lease, Landlord may elect to re-enter the premises, without liability for prosecution or owing damages to Tenant, and, at his option, relet the Leased Premises. If the Landlord elects not to relet the Leased Premises, Tenant shall be liable for the remainder of the rent due under the Lease until its expiration. If the Landlord relets the Leased Premises but is unable to relet the Leased Premises for as much rent as would have been paid by Tenant during the period between Tenant's abandonment and the end of the Term, Tenant shall be liable to Landlord for the difference. Landlord may also dispose of any property left by Tenant after abandonment without liability and apply the proceeds to reduce such difference.

6. OCCUPANTS. The Leased Premises shall be occupied by the following persons only:

EMPLOYEES OF OVATION PRODUCTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

No other persons shall occupy the Leased premises without the advance written consent of the Landlord. The authorized occupants may only use the Leased Premises for residential purposes and may not utilize the premises for commercial or business purposes.

7. REPAIRS. Tenant must take good care of the Leased Premises and all equipment and fixtures contained therein. Tenant is liable for damages caused by his acts or neglect and any acts and neglect of his family, invitees or guests. Tenant must make all repairs and replacements when it results from his act or neglect. If Tenant fails to make a needed repair or replacement, Landlord may do it and add the expenses to the rent. Landlord is liable for any major maintenance work not the result of Tenant's acts or neglect.

8. PARTIAL OR TOTAL DESTRUCTION OF LEASED PREMISES. If the Leased Premises are partially damaged or completely destroyed by a fire or other occurrence that is not caused by Tenant's negligence or willful act (or the negligence of Tenant's family, agent or guest), Landlord may elect to: (1) repair or rebuild the Leased Premises during the period of untenantability and abate the rent proportionally for this period; or (2) not repair or rebuild the Leased Premises, terminate the Lease and prorate the rent up to the time of the damage.

9. ALTERATIONS. Tenant must obtain Landlord's prior written consent to paint or wallpaper the Leased Premises or to install any paneling, flooring, partitions, railings or make any other alterations. Tenant must not alter the plumbing, ventilation, air-conditioning, heating or electric systems. All the alterations, installations and improvements shall become property of the Landlord when completed and paid for, and shall be surrendered as part of the Leased Premises at the end of the term. Landlord is not required to pay for any of the work performed under this section unless he has agreed to pay as indicated in his prior written consent.

10. MAINTENANCE OF LEASED PREMISES. Tenant shall, at tenant's expense, maintain the premises in a clean and sanitary condition at all times. At the end of the term, Tenant will leave the Leased Premises clean and in good condition, with the exception of ordinary wear and tear. Tenant shall remove all Tenant's belongings and surrender all keys to Landlord upon the expiration of the Lease.

11. ASSIGNMENT/SUBLETTING RESTRICTIONS. Tenant may not assign this agreement or sublet the Leased Premises without the prior written consent of the Landlord. Any assignment, sublease or other purported license to use the Leased Premises by Tenant without the Landlord's consent shall be void and shall (at Landlord's option) terminate this Lease.

12. UTILITIES/SERVICES. Tenant is responsible for the payment of all utilities and services, except for the following:

NONE
--------------------------------------------------------------------------------
which shall be paid by Landlord.

13. LANDLORD'S RIGHT TO ENTER. Landlord may, at reasonable times, enter the Leased Premises to inspect it, to make repairs or alterations, and to show it to potential buyers, lenders or tenants.

14. PETS. Tenant may not bring or keep pets in the Leased Premises without the prior written consent of the Landlord.

15. LAWS AND REGULATIONS. Tenant must, at Tenant's expense, comply with all laws, regulations, ordinances and requirements of all municipal, state and federal authorities that are effective during the term of the lease agreement, pertaining to the use of the premises. Tenant must not do anything that increases the Landlord's insurance premium.

16. LEGAL FEES. The successfully party in a legal action or proceeding between Landlord and Tenant relating to the non-payment of rent or recovery of possession of the Leased Premises, may to the extent legally available, recover reasonable legal fees and costs from the unsuccessful party.

17. INSPECTION PRIOR TO OCCUPANCY. Tenant has inspected the Leased Premises and agrees that the Leased Premises, and all improvements, are in good, habitable condition at the time this Lease is being signed.

18. SUBORDINATION. This Lease, and the Tenant's leasehold interest, is and shall be subordinate, subject and inferior to any and all liens and encumbrances now and thereafter placed on the Leased Premises by Landlord, any and all extensions of such liens and encumbrances and all advances paid under such liens and encumbrances.

19. BINDING OBLIGATIONS. This Lease agreement is binding on the Landlord and Tenant and those that lawfully succeed to their rights or take their place. Tenant and Landlord have both read this Lease and all promises made by the parties are contained in this Lease.

20. ADDITIONAL TERMS AND CONDITIONS AGREEMENT TO BY BOTH PARTIES:

This Lease is effective when Landlord delivers a copy signed by all parties to the Tenant. Parties have signed this agreement in duplicate the day and year written above.

                                                /S/ WM Zebhur
                                                --------------------------------
                                                           (Landlord)


                                                /S/ William Lockwood
                                                --------------------------------
                                                            (Tenant)



                                                --------------------------------
                                                            (Tenant)



                                                --------------------------------
                                                           (Witness)


                                       3